EXHIBIT 10(v)(b)


                                OPTIONABLE, INC.

                       NONSTATUTORY STOCK OPTION AGREEMENT

            THIS NONSTATUTORY STOCK OPTION AGREEMENT (the "AGREEMENT") is made and entered into as of December 3, 2004 (the "GRANT DATE") by and between Optionable, Inc., a Delaware corporation (the "COMPANY"), and Yechiel Abraham Zucker (the "OPTIONEE").

            WHEREAS, the Company desires to grant the Optionee a stock option under the Company's 2004 Stock Option Plan (the "PLAN") to acquire shares of the Company's Common Stock, $0.001 par value per share (the "COMMON STOCK").

            WHEREAS, Section 5 of the Plan provides that each option is to be evidenced by an award agreement, setting forth the terms and conditions of the option.

            NOW THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the Company and the Optionee hereby agree as follows:

      1. Grant of Option. The Company hereby grants to the Optionee, under the Plan and subject to the terms and conditions of the Plan, a stock option (the "OPTION") to purchase all or any part of the number of shares of Common Stock (the "SHARES") set forth below the Optionee's name on the signature page hereto, on the terms and conditions hereinafter set forth. The Option granted hereunder shall be treated as a nonstatutory stock option and is not intended to constitute an incentive stock option under section 422 of the Internal Revenue Code of 1986, as amended (the "CODE").

      2. Exercise Price. The exercise price per share ("EXERCISE PRICE") for the Shares covered by the Option shall be twenty cents ($.20) per Share, subject to adjustment pursuant to Section 10.

      3. Vesting.

            The right to exercise the Option shall be zero percent (0%) vested upon the Grant Date. The "VESTED PERCENTAGE" of the Option shall be as follows:

            June 3, 2005: 33 - 1/3%

            December 3, 2005: 33 - 1/3%

            June 3, 2006: 33 - 1/3%

            The right to exercise this Option shall immediately vest in the event of a "Change of Control" of the Company. For this purpose, a "Change of Control" means the acquisition after the date hereof, directly or indirectly, by any Person of ownership of, or the power to direct the exercise of voting power with respect to, a majority of the issued and outstanding voting shares of the Company. For this purpose, a "Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.


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      4. Term of Options.

            (a) Cancellation and Forfeiture. The Option shall be cancelled and shall be null and void, and the Optionee shall forfeit all rights pursuant to the Option, (i) if the Optionee does not execute and return this Agreement to the Company within sixty (60) days of the Grant Date, (ii) unless otherwise agreed to in writing by the Board, upon the Optionee's bankruptcy, and (iii) upon the Optionee's attempted assignment or transfer of the Option in violation of Section 9.

            (b) Termination. The Option shall terminate and shall no longer be exercisable, even if vested, upon the earliest to occur of the following events:

                  (i) if the Optionee dies, the first anniversary of the date of death; and

                  (ii) immediately upon the termination of the Optionee's employment or service as a consultant for Cause, or because the Optionee is in breach of any employment or consulting agreement with the Company or one of its subsidiaries, in each case as determined by the Board. For purposes of this Agreement "CAUSE" shall mean (A) deliberate or intentional failure, in a continuing or repeated manner, by the Optionee to substantially perform the material duties of Optionee's employment or consulting relationship (other than due to Disability), (B) deliberate or intentional engagement by the Optionee in conduct which is materially detrimental to the reputation, goodwill, business or operations or the Company or any of its subsidiaries, (C) willful fraud or material dishonesty by the Optionee in connection with the performance of the duties of the Optionee or (D) conviction or plea of nolo contendere by the Optionee to a felony or to a misdemeanor involving moral turpitude, all as determined by the Board.

      5. Exercise of Option.

            (a) Exercisability. The Option shall be exercisable at any time prior to its termination pursuant to Section 4(b) only to the extent of the Vested Percentage as of that time. Notwithstanding termination of the Option pursuant to Section 4(b), the Board, in its discretion, may extend the period of exercisability of the Option for such time period as it deems appropriate.

            (b) Method of Exercise. To the extent the Option is exercisable pursuant to Section 5(a), the Optionee may exercise the Option in full or in part by giving written notice to the Company, signed by the Optionee (or his legal representative or heir, in the event of the Optionee's death), stating the Optionee's election to exercise the Option and the number of whole Shares for which the Option is being exercised. The written notice must be accompanied by
(i) full payment of the exercise price for the number of Shares being purchased, and (ii) an executed copy of the form of investor representation letter referred to in Section 6(b), if required pursuant to such Section 6(b).


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            (c) Payment of Exercise Price. Payment of the exercise price for the number of Shares for which the Option is being exercised shall be made:

                  (i) In cash or by check payable to the order of the Company;

                  (ii) at the discretion of the Board, by tender to the Company of shares of Common Stock owned by the Optionee, acceptable to the Board, having a Fair Market Value (as defined in the Plan) on the date of exercise at least equal to the exercise price;

                  (iii) at the discretion of the Board, by a combination of the methods described above; or

                  (iv) by such other method as may be approved by the Board.

            (d) Maintenance of Shares. The Company shall at all times during the term of the Option reserve and keep available such number of shares of its Common Stock as will be sufficient to satisfy the requirements of the Option.

      6. Securities Law Restrictions.

            (a) The grant of the Option and the issuance of Shares upon exercise of the Option shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. The Option may not be exercised if the issuance of Shares upon such exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations. In addition, the Option may not be exercised unless (i) a registration statement under the Securities Act of 1933, as amended (the "SECURITIES ACT"), shall at the time of exercise of the Option be in effect with respect to the Shares to be issued upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the Shares to be issued upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. THE Optionee IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISABLE UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE Optionee MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

            (b) In the event that, as of the date on which the Option is exercised in whole or in part, the Shares to be issued upon exercise of the Option shall not be effectively registered under the Securities Act, the person exercising the Option shall give a written representation to the Company in the form attached hereto as Exhibit A and the Company shall place an "investment legend," as described in Exhibit A, upon any certificate for the Shares issued by reason of such exercise.

            (c) The Company shall be under no obligation to cause a registration statement or a post-effective amendment to any registration statement to be prepared for the purposes of covering the issue of Shares.


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      7. Tax Withholding. Upon exercise of the Option, in whole or in part, and as a condition thereto, the Optionee shall remit to the Company an amount sufficient to satisfy the Optionee's share of all United States federal, state and local withholding tax requirements, in such manner and amount as shall be specified by the Board. With respect to an Optionee that is an employee or consultant of Company, the Company shall have the right to withhold (or to cause one of the Company's subsidiaries to withhold), from compensation otherwise payable to the Optionee, an amount sufficient to satisfy all federal, state and local withholding tax requirements prior to the issuance of such Shares and the delivery of any certificate or certificates for such Shares, and from time to time thereafter to the extent such withholding obligations arise in connection with the Option, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, (ii) the transfer, in whole or in part, of any Shares acquired on exercise of the Option, (iii) the operation of any law or regulation providing for the imputation of interest, or (iv) the lapsing of any restriction with respect to any Shares acquired on exercise of the Option. The Optionee acknowledges that the Company may issue a Form W-2, W-2c, 1099 or substitute therefore, as appropriate, to the Optionee with respect to any United States income recognized by the Optionee with respect to the Option.

      8. Non-Transferability.

            (a) Unless otherwise approved by the Board in its discretion, the Option may be exercised during the lifetime of the Optionee only by the Optionee and may not be assigned or transferred in any manner, except by will or by the laws of descent and distribution. Upon the Optionee's death, the Optionee's legal representative, or any person empowered under the Optionee's will or under applicable laws of descent and distribution, may exercise the Option to the extent unexercised and exercisable by the Optionee as of the date of death.

            (b) Except as provided in Section 9(a), without the prior written consent of the Board, no right or benefit under this Agreement shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, pledge, encumber or charge the same without such consent, if applicable, shall be void. Except with such consent, no right or benefit under this Agreement shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the Optionee.

      9. Change in Stock Subject to Option. In the event of a recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other change in corporate structure affecting the Common Stock, the Board may adjust the terms of the Option in accordance with Section 3 of the Plan.

      10. No Special Rights; Duties of Optionee.

            (a) The Optionee shall have no rights as a stockholder with respect to any Shares covered by the Option until the date of the issuance of a certificate or certificates for the Shares for which the Option has been exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such certificate or certificates are issued, except as provided pursuant to Section 10.


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            (b) Nothing contained in this Agreement shall be construed or deemed by any person under any circumstances to bind the Company to commence or continue the employment or consulting relationship of the Optionee for the period within which this Option may be exercised, nor shall this Agreement be construed to create any duty of the Company or any of its affiliates or any of its other shareholders to the Optionee, or any duty of the Optionee to the Company or any of its affiliates or other shareholders, comparable to the duties which partners or joint venturers may owe to each other. However, during the period that the Optionee provides employment or consulting services to the Company, the Optionee shall render diligently and faithfully the services which are assigned to the Optionee from time to time by the Board or by the executive officers of the Company. The Optionee shall at no time take any action which directly or indirectly would be inconsistent with the best interests of the Company.

      11. Notices. Any notices or other communications required to be given hereunder shall be given by hand delivery or by certified or registered mail, return receipt requested, with all fees prepaid and addressed, if to the Company, to it at 555 Pleasantville Road, South Building, Suite 110, Briarcliff Manor, New York 10510, and if to the Optionee, at the address set forth on the signature page hereto, or to such other address as either party may specify in writing from time to time.

      12. Termination or Amendment. The Board may terminate or amend the Plan and/or the Option at any time; provided, however, that no such termination or amendment may adversely affect the Option or any unexercised portion thereof without the written consent of the Optionee.

      13. Integrated Agreement. This Agreement constitutes the entire understanding and agreement of the Optionee and the Company with respect to the subject matter contained herein and supersedes any prior understanding or agreement between the parties, whether or not in writing, including, but not limited to, any prior grant by the Company or any of its officers or authorized representatives to the Optionee of an option or warrant to purchase Common Stock. There are no agreements, understandings, restrictions, representations, or warranties among the Optionee and the Company other than those as set forth or provided for herein. To the extent contemplated herein, the provisions of this Agreement shall survive any exercise of the Option and shall remain in full force and effect.

      14. Binding Effect. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrations, successors and assigns.

      15. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York, without regard to principles of conflicts of laws.


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            IN WITNESS WHEREOF, the parties hereto have executed this
Nonstatutory Stock Option Agreement as of the Grant Date.



                                     OPTIONABLE, INC.

                                     By: /s/Edward J. O'Connor
                                         -------------------------
                                     Name:  Edward J. O'Connor
                                     Title: President


            The undersigned Optionee represents that the Optionee is familiar with the terms and provisions of this Nonstatutory Stock Option Agreement and the Plan, and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Nonstatutory Stock Option Agreement and the Plan. The undersigned acknowledges receipt of a copy of the Plan.

                                     /s/ Yechiel Abraham Zucker

                                     Signature of Optionee

                                     Address:

                                     --------------------

                                     --------------------

                                     --------------------



                                     Social Security Number:



                                     Number of Shares Subject to Option: 175,000


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

                                                                       EXHIBIT A


                            Date:___________________


Optionable, Inc.
555 Pleasantville Road
South Building
Suite 110
Briarcliff Manor, New York 10510


Ladies and Gentlemen:


            In connection with the acquisition by me of [ ] shares of common stock, $0.0001 par value per share (the "Shares"), of Optionable, Inc., a Delaware corporation (the "Company"), I hereby represent to the Company as follows:

            (a) I hereby confirm that: (i) the Shares to be received by me will be acquired for investment only, for my own account, not as a nominee or agent and not with a view to the sale or distribution of any part thereof; and (ii) I have no current intention of selling, granting participation in or otherwise distributing the Shares. I further represent that I do not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person, or to any third person, with respect to any of the Shares.

            (b) I understand that the Shares have not been registered under the Securities Act of 1933, as amended (the "1933 Act") on the basis that the acquisition of the Shares by me and the issuance of securities by the Company to me is exempt from registration under the 1933 Act and that the Company's reliance on such exemption is predicated on my representations set forth herein.

            (c) I represent that I have, either alone or together with the assistance of a "purchaser representative" (as that term is defined in Regulation D promulgated under the 1933 Act), such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of my investment in the Company. I further represent that I am familiar with the business and financial condition, properties, operations and prospects of the Company. I further represent that I have had, prior to my acquisition of the Shares, the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the issuance and to obtain information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to me or to which I have had access. I am satisfied that there is no material information concerning the condition, properties, operations and prospects of the Company of which I am unaware. I have made, either alone or together with my advisors, such independent investigation of the Company as I deem to be, or my advisors deem to be, necessary or advisable in correction with this investment.


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            (d) I understand that the Shares may not be sold, transferred or otherwise disposed of without registration under the 1933 Act and applicable state securities laws, or an exemption there from, and that in the absence of an effective registration statement covering the Shares or an available exemption from registration tinder the 1933 Act or applicable state securities laws, the Shares must be held indefinitely. In particular, I acknowledge that I am aware that the Shares may not be sold pursuant to Rule 144 promulgated under the 1933 Act unless all of the conditions of that Rule are met. Among the current conditions for use of Rule 144 by certain holders is the availability to the public of current information about the Company. Such information is not now available, and the Company has no current plans to make such information available. I represent that, in the absence of an effective registration statement covering the Shares or an available exemption from registration under the 1933 Act or applicable state securities laws, I will not sell, transfer or otherwise dispose of the Shares.

            (e) I represent that I (i) am capable of bearing the economic risk of holding the unregistered Shares for an indefinite period of time and have adequate means for providing for my current needs and contingencies, (ii) can afford to suffer a complete loss of my investment in the Shares, and (iii) understand and have taken cognizance of all risk factors related to the acquisition of the Shares.

            (f) I understand that the acquisition of the Shares involves a high degree of risk and there is no established market for the Company's capital stock and it is not likely that any public market for such stock will develop in the near future.

            (g) I represent that neither I nor anyone acting on my behalf has paid any commission or other remuneration to any person in connection with the acquisition of the Shares.

            (h) Independent of the additional restrictions on the transfer of the Shares contained herein, I agree that I will not make a transfer, disposition or pledge of any of the Shares other than pursuant to an effective registration statement under the 1933 Act and applicable state securities laws, unless and until: (i) I shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the disposition and (ii) if requested by the Company and at my expense or at the expense of my transferee, I shall have furnished to the Company an opinion of counsel, reasonably satisfactory (as to counsel and as to substance) to the Company and its counsel, to the effect that such transfer may be made without registration of the Shares under the 1933 Act, and applicable state securities laws.

            (i) I acknowledge that all certificates evidencing the Shares shall bear a legend in substantially the following form:


                              "TRANSFER RESTRICTED"

            The shares represented by this certificate have not been registered under the Securities Act of 1933 and applicable state securities laws. These shares have been acquired for investment and not with a view to distribution or resale, and may not be sold, mortgaged, pledged, hypothecated or otherwise transferred without an effective registration statement for such shares under the Securities Act of 1933 and applicable state securities laws, or an opinion of counsel satisfactory to the Company that registration is not required under such Act and applicable state securities laws.


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            The shares of stock represented by this certificate are subject to certain restrictions on transfer, repurchase rights and lock-up provisions as set forth in the certain Stock Option Agreement pursuant to which such shares were acquired. Such Agreement is available for inspection without charge at the office of the Secretary of the Company.

            (j) The certificates evidencing the Shares shall also bear any legend required by any applicable state securities law.

            (k) In addition, the Company shall make a notation regarding the restrictions on transfer of the Shares in its stock books, and the Shares shall be transferred on the books of the Company only if transferred or sold pursuant to an effective registration statement under the 1933 Act and applicable state securities laws covering such Shares or pursuant to and in compliance with the provisions of the Stock Option Agreement referenced above. A copy of this Agreement, together with any amendments thereto, shall remain on file with the Secretary of the Company and shall be available for inspection to any properly interested person without charge within five (5) days after the Company's receipt of a written request therefore.


                                  Sincerely yours,


                                  ----------------------------------------
                                  Signature of Optionee


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